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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 7, 2002

                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Delaware                   333-81236               56-2088493
--------------------------------      -------------       ---------------------
   (STATE OR OTHER JURISDICTION        (COMMISSION           (I.R.S. EMPLOYER
         OF INCORPORATION)             FILE NUMBER)         IDENTIFICATION NO.)

6525 Morrison Blvd.,
Suite 318,
Charlotte, North Carolina                                    92618
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       (ADDRESS OF PRINCIPAL                               (ZIP CODE)
        EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (704) 365-0569.

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Item 5.  Other Events.

                  The consolidated balance sheets of MBIA Inc. and subsidiaries and MBIA Insurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2001, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333- 81236) of the Registrant; and
         (iii) the Prospectus Supplement relating to ACE Securities Corp., Home Equity Loan Trust, Series 2002-HE2, Asset Backed Pass-Through Certificates, and shall be deemed to be part hereof and thereof.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


                  ITEM 601(a) OF
                  REGULATION S-K
  EXHIBIT NO.     EXHIBIT NO.        DESCRIPTION
  -----------     -----------        -----------
  1               23                 Consent of PricewaterhouseCoopers LLP,
                                     independent auditors of MBIA Insurance
                                     Corporation with respect to the ACE
                                     Securities Corp., Home Equity Loan Trust,
                                     Series 2002-HE2, Asset Backed Pass-
                                     Through Certificates.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

  Dated: October 7, 2002

                                       ACE SECURITIES CORP.


                                       By:    /s/ Douglas K. Johnson
                                          -----------------------------
                                       Name: Douglas K. Johnson
                                       Title:  President

                                       By:    /s/ Evelyn Echevarria
                                          ----------------------------
                                       Name: Evelyn Echevarria
                                       Title:   Vice President




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                                  EXHIBIT INDEX



                 Item 601 (a) of     Sequentially
  Exhibit        Regulation S-K      Numbered
  Number         Exhibit No.         Description                  Page
  ------         -----------         -----------                  ----
  1              23                  Independent Auditors'        5
                                     Consent